UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 11, 2005

CRAY INC.
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	0-26820 (Commission File Number)	93-0962605 (I.R.S. Employer Identification No.)
411 First Avenue South, Suite 600
Seattle, WA 98104-2860
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(206) 701-2000
Registrant’s facsimile number, including area code:	(206) 701-2500
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
     On April 11, 2005, Deloitte & Touche LLP (“D&T”) informed the Chairman of our Audit Committee that D&T would not stand for re-election as our independent registered public accounting firm for the fiscal year ending December 31, 2005. D&T continued to be engaged to provide its attestation report on management’s assessment of our internal control over financial reporting required by Item 308(b) of Regulation S-K for filing in an amendment to our Annual Report on Form 10-K for the year ended December 31, 2004, and to review our interim financial information to be included in our Quarterly Report on Form 10-Q for our first quarter ended March 31, 2005.
     On April 15, 2005, we filed a Current Report on Form 8-K (the “April 8-K ”) containing the information required by Item 4.01(a) of Form 8-K and Item 304 of Regulation S-K for the two most recent fiscal years and the interim period through April 15, 2005, the date of the April 8-K. This Form 8-K/A updates the April 8-K through the completion of services by D&T.
     D&T completed its services for us with the filing on May 10, 2005, of our Quarterly Report on Form 10-Q for our first quarter ended March 31, 2005.
     During the period from April 15, 2005, the date of the April 8-K, through May 10, 2005, when D&T completed its services, there were no disagreements between us and D&T on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure which, if not resolved to D&T’s satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.
     During the period from April 15, 2005 through May 10, 2005, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except with respect to the material weaknesses in internal control over financial reporting described under Item 9A of our Form 10-K/A filed with the Commission on May 3, 2005. As set forth under such Item 9A, D&T’s report on internal control over financial reporting disclaimed an opinion on management’s assessment of the effectiveness of our internal control over financial reporting because of a scope limitation and expressed an adverse opinion on the effectiveness of our internal control over financial reporting because of material weaknesses and the effects of the scope limitation. We received an unqualified audit report from D&T on the consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004, filed with the Commission.
     We have provided D&T with a copy of this disclosure and have requested D&T to furnish us with a letter addressed to the Commission stating whether D&T agrees with the statements that we have made in this Report. A copy of D&T’s letter is attached to this Report as Exhibit 16.1.

     Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
16.1	Letter dated February 13, 2006, from Deloitte & Touche LLP to the Securities and Exchange Commission as to the statements regarding Deloitte & Touche LLP included in this Current Report on Form 8-K/A.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
February 13, 2006

Cray Inc.
By:	/s/ Kenneth W. Johnson
Kenneth W. Johnson
Senior Vice President and General Counsel

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